UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

KANDI TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33997	90-0363723
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
Post Code 321016
(Address of principal executive offices)

(86-579) 8223-9700
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

     On December 19, 2013, Kandi Technologies Group, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders. A quorum was present at the meeting as required by the Amended and Restated Bylaws of the Company. The final voting results for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal 1: Election of Directors

     The following seven individuals were elected to the Board of Directors of the Company to serve as directors until the 2014 Annual Meeting of Shareholders or until their successors have been duly elected and qualified:

	Votes Cast		Broker Non-
Nominees	For	Abstentions	Votes
Hu Xiaoming	16,081,029	14,201	12,367,991
Zhu Xiaoying	16,064,319	30,911	12,367,991
Qian Jingsong	16,079,529	15,701	12,367,991
Ni Guangzheng	16,059,297	35,933	12,367,991
Jerry Lewin	15,537,472	557,758	12,367,991
Henry Yu	16,077,429	17,801	12,367,991
Chen Liming	16,079,227	16,003	12,367,991

Proposal 2: Approval and Ratification of the Appointment of Albert Wong & Co. as the Company’s Independent Registered Public Accounting Firm

     The appointment of Albert Wong & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 was approved and ratified. There were 26,391,122 votes for the appointment, 1,926,514 votes against the appointment and 145,585 abstentions.

Proposal 3: Advisory Vote on Compensation of Named Executive Officers

     The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
15,823,179	64,178	207,873	12,367,991

Proposal 4: Advisory Vote on Frequency of Advisory Votes on Compensation of our Named Executive Officers

     The shareholders voted for one year with respect to the frequency with which shareholders are provided a non-binding, advisory vote on the compensation of our named executive officers.

1 Yr	2 Yrs	3 Yrs	Abstain
15,439,561	258,342	203,797	193,530

     As described above, a majority of the votes cast voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year.

ITEM 7.01. REGULATION FD DISCLOSURE.

     On December 19, 2013, the Company had a question and answer session (the "Q&A") at its Annual Stockholders Meeting and the English translation transcript for the Q & A is furnished herewith as Exhibit 99.1, which is incorporated herein by reference.

     The information contained in this Item 7.01 is not “filed” for purposes of the Securities Exchange Act of 1934, as amended, and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the information by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	English translation transcript for the Q & A

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANDI TECHNOLOGIES GROUP, INC.

Date: December 24, 2013	By:/s/ Hu Xiaoming
Hu Xiaoming
Its: Chief Executive Officer and Chairman of the
Board of Directors